UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Shareholders

International Discovery Fund	October 31, 2015

The views and opinions in this report were current as of October 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International small-cap stocks lost ground over the past six months, but if truth be told, the six-month period felt a lot worse than the 5.9% (in U.S. dollar terms) loss for our benchmark—a decent recovery in the month of October put some unworthy gloss on the chapter. Negativity surrounded international markets: emerging markets were in “crisis,” a “hard landing” in China was “imminent,” and the diesel emissions scandal at Volkswagen was “toxic.” While this bull market—originating from the bottom of the financial crisis in March 2009 and now, by some measures, the second longest in history—is beginning to feel slightly long in the tooth, the outcome given the background wasn’t all bad. The dollar strength, or conversely, nondollar foreign exchange weakness that so truncated returns in the prior six months, was less evident, and international small-caps were down in line with U.S. small-caps (see sidebar: Currency Conversion a Double-Edged Sword on page 2).

I am delighted that we were able to outperform our benchmark by 3.8% during the period—a testament to the philosophy of buying and holding high-quality, durable growth stocks working in both up and down markets. I am less delighted that your fund was down in absolute terms, for although we must continue taking risk, and further, we still regard emerging markets as an integral part of our hunting ground, we similarly hate losing capital.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
90
85
80
75
70
10/05
10/06
10/07
10/08
10/09
10/10
10/11
10/12
10/13
10/14
10/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the 12-month period ended October 31, 2015, the dollar rallied, gaining nearly 12% versus the euro, about 7% versus the Japanese yen, and more than 3% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 9.57% return in local currency terms, but after converting to dollars, the same basket of stocks returned 0.37% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 5.68% return in local currency terms, but after converting to dollars, it returned -4.26% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

MARKET ENVIRONMENT

Any narrative of the last six months has to begin with China. Its equity market continued to run up until the end of June, but the bubble burst with ferocity after that despite determined interventions by the Chinese authorities. Looking back at my shareholder letter from six months ago, I see that I noted that it didn’t pay to fight the Chinese authorities. I was wrong. Recent efforts by the Chinese authorities have been ineffective and leave the market with the impression of desperation, which will arguably damage the medium-term attractiveness of Chinese equities. The leadership appears almost schizophrenic in their approach, unsure of the real purpose of markets—are they there to aid the mechanism of price discovery, or are they just another lever of government policy? This was evident in the August 11 decision to “loosen” the de facto renminbi-dollar peg. This may have been motivated by the intention to find a market price on its way to full convertibility of the currency, but unfortunately, the move backfired and signaled to the market that it amounted to a competitive devaluation by a rapidly decelerating economy. This had significant repercussions for many asset classes but, at its epicenter, was emerging market (EM) equities, accelerating the process of outflows from that sector and drawing parallels with past EM “crises.”

On the issue of Chinese gross domestic product (GDP), we have been saying for some time that the data we are receiving from companies on the ground is not consistent with the reported metronomic 7% growth figure. “Dr. Copper”—copper prices often diagnosing the state of the global economy—and the resource sector more broadly would tend to concur. If I am sounding wise after the event, I can profess that I am not, and we continued to have material direct exposure to China. We don’t spend much time agonizing over what the real Chinese GDP figure is. Our stock selection has eschewed financial leverage in recognition of a still-deteriorating credit cycle and is heavily concentrated in areas of the economy we know to have a long tailwind of growth: namely, health care, entertainment and travel, the Internet, and the upgrading of China’s industrial infrastructure. After this particular fallout, we see Chinese stocks that are as cheap as they have been since the post-Lehman episode.

This takes me on to my second theme—that of emerging markets and their mostly derisory performance. The situation is very different from the Asian crisis that was at its worst when I first wrote this letter some 17 years ago. That moment in history was characterized by current account deficits, currency mismatches, and a rapid depletion of foreign exchange reserves that manifested in a domino effect of devaluations. That was an eruption. Today’s emerging markets issues may be less acute but perhaps more chronic. This is more about the slow but steady receding of growth caused by the reversal of capital flows, falling commodity prices, and slowing consumer credit. The mistake the market has made has been extrapolating the economic trajectory from the golden years of the last decade or so up to 2012—since then, growth expectations in each year have been less optimistic than the last, but still, the data have surprised negatively. The examples that are uppermost in mind are Russia (our direct exposure amounts to one stock) and Brazil (where we have been playing wait and see, with six positions at less than 1% aggregate weighting). Both economies are expected to shrink by more than 3% in real terms this year. To quote a colleague of mine, “For the last three-and-a-half years, Brazil was oversold (a contrarian play) and due for a big move. It’s done nothing but break hearts since—including mine.” The one large emerging economy that is performing better this year is India. Helped by lower commodity prices and a better policy framework, India is now expected to post 7.5% growth in 2015, up a full percentage point from its 2012 forecast for this year.

Markets therefore continued to surprise, disappoint, and delight in equal measure. Long may their dispersion (of returns) continue.

STRATEGY ADOPTED

Segueing from the theme of dispersion and looking at the six-month attribution, it is interesting to note that, even under the circumstances described previously, emerging markets stocks made up four of our top-20 best performers. GS Retail (department stores / Korea), TravelSky Technology (described below), Emami (personal care products/India), and Blue Dart Express (freight forwarder/India), all achieved U.S. dollar returns of 28% or better. Understanding currency and sovereign risks are, of course, a part of what we do. But it is at the stock level where we can really make a difference, as is epitomized by these four stocks that were able to perform in spite of the asset class rather than because of it. The market characteristics that make us choose where we look include: the breadth and depth of opportunity, the size, and the demographics of domestic market. This leads us to China (8.9% of portfolio weighting) and India (4.2%). In both of these cases, we are approximately twice the benchmark weighting. These are structural bets; in essence, we argue that the benchmark is understating the depth of opportunity. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The four biggest contributors over the period, however, were all developed market stalwarts. In descending order of contribution:

●

Temp Holdings is Japan’s second-largest temporary employment agency and rose by 42% in U.S. dollar terms as the industry benefits from both the cyclical upswing in the Japanese economy and structural reforms, as the administration of Prime Minister Shinzo Abe pushes for more flexible labor policies and encourages women to join the workforce.

●

Eurofins Scientific, French listed but incorporated in Luxembourg, put in another strong performance (+30% in U.S. dollar terms) as they once again upped guidance and aspirations in October. From lowly beginnings and an initial public offering (IPO) price of €1.87 in 1997, the company is currently valued at 174 times that figure now (we have not owned it for the duration). As a reminder, Eurofins is a laboratory business serving the food, environmental, and pharmaceutical sectors, and it has grown consistently through building new labs and is a major consolidator of underperforming ones. It requires real entrepreneurship to have the vision to see the network and scale effects that result from a portfolio of labs—where Europe is supposed to have none.

●

Sartorius (Germany, +37%) has again been the beneficiary of strong leadership; our investment case has been driven by its leading position in single-use fermentation technology, which is gaining dominance in the biopharmaceutical industry due to safety, regulatory, and capital considerations.

●

Lastly, Irish mini-conglomerate DCC (+40%) is adding significant value through the judicious purchasing of orphan downstream oil and gas assets from the integrated oil companies. Its latest, ButaGaz, looks like a beauty, and there is more to come.

Our largest detractors from performance are in descending order:

●

Oxford Instruments (-43% in U.S. dollar terms). We underestimated the lumpiness of its business, but we persist as we believe there is substantial intellectual property that is being undervalued by the market.

●	Jonjee High-Tech Industrial & Commercial Holding (-35% and subsequently eliminated) and Fufeng (-31%) were both caught up in the fallout in the China A share market.

●

Fagron (Belgium) was a situation in which neither we nor management were able to foresee the slowdown in the U.S. pharmaceutical compounding market. A leveraged balance sheet exacerbated the fall, and we sold it down 51%—a chastening experience.

●	MercadoLibre (-31%), the online trading site for Latin America, was caught up in the poor sentiment surrounding its largest market, Brazil, and by currency headwinds.

In aggregate, both stock selection and country selection contributed to relative performance, with stock selection being the majority of the value added.

The real joy of our jobs is meeting with the management of a new business and realizing that it has great potential as an investment. The moment that the penny drops, and you know you’ve made a discovery, is one to be savored, and I encourage our team to be relentless in the discovery process. The following is a selection of the larger recent investments we have made:

●

Amid increasing concerns on its economic slowdown, China is seeing structural growth in service- and consumption-related areas. The booming leisure travel market is a prime example. China’s air passenger turnover has been growing consistently, at around 10%, and shows no sign of deceleration. We believe that TravelSky Technology, the dominant global distribution system in China, is levered to this secular trend. Over 95% of the more than 400 million tickets sold in China are distributed through TravelSky’s system, and the company makes around $1 U.S. from each ticket. It is an asset-light, cash-generative business with strong network effects. The pattern recognition that brought us here is from our longstanding and successful investment in Spanish-listed equivalent Amadeus IT Holding.

●

Scout24 Holding is an online classified site for real estate and cars, mainly in Germany. This is a very attractive business model, and, again, one where we were able to recognize patterns from another portfolio holding, the UK-listed AutoTrader, which has performed very well since its IPO in March. Scout24 offers us an opportunity to invest at a relatively early stage of monetization and, therefore, has a very fast and long growth trajectory ahead of it. We bought Scout24 at its IPO in September.

●

Pets At Home is the leading UK retailer of pet products and services (vets and grooming), which is an attractive and resilient segment that is set to grow faster than GDP, benefiting from the trend of pet owners spending more on their pet’s health, nutrition, and general well-being. The company will also continue to benefit from improved profitability and even greater customer loyalty as they continue to roll out new vet practices and groom rooms. Recognizing the strength of the retail category and the durability of these businesses, we have subsequently bought a similar business in Australia called Greencross.

●

Japan’s Invincible Investment is a hotel real estate investment trust and a play on rising hotel rates driven by both inbound tourism—there has been a surge in Chinese tourists reacting to the weakness of the yen and the relative value Japan represents—and improving local business and tourism travel. There is the potential for dividend yield to rise to 4.7% in four years, which is significant in the context of ultra-low-yielding Japan.

●

Finally, Sumitomo Seika Chemicals is a fine chemicals business that ranks fifth out of the six major super absorbent polymer suppliers in the world, with 10% market share. The company enjoys steady underlying volume growth.

Capital markets were busy at the beginning and end of the period, interrupted by the predictable seasonal lull. We had a significant victory in October, when Xchanging, one of our less successful investments, was bid for at 50% premium to which management has consented. In August, Irish gambling company Paddy Power agreed to full merger terms with competitor Betfair at significant benefit to both sets of shareholders. Alibaba offered to buy out Youku at $27.60 a share, or a 35% premium to the closing price on October 15, which was satisfying as the takeover angle was key to our investment thesis. World Duty Free was acquired by Dufry, which we also owned, to create the dominant leader in travel retail. This was always a possibility—and one that we looked on favorably—as the combined firm’s dominant position gives it huge economies of scale in purchasing as well as driving efficiency and best practices across the united group. Australian-listed credit information business Veda was bid for by U.S.-listed Equifax in September. We participated in six IPOs: Scout24 (discussed above), Spie (France), Intertrust (Netherlands), Myob (Australia), Integrated Diagnostics Holdings (Egypt), and LIG Nex1 (Korea).

Regarding our regional and sectoral preferences, we have had no change of heart over the period, although we have allowed cash to rise to 6% of the fund given some hesitancy over the outlook. A resource underweight has been a key strategic bet for us that continues to pay and one that we will persist with, as we believe prospects for the mining and energy sectors show few signs of improving. And our key country overweights are Japan, the UK, China, India, and South Korea. Our key sector overweights remain consumer discretionary, health care, and information technology.

The more difficult terrain of the last six months reinforces our philosophy that buying quality pays. Our work shows that shareholders have been consistently rewarded for holding high-quality growth stocks that can compound returns beyond the normal one- or two-year stock market time horizon. On the occasion that we can buy these early enough—hence, cheap enough—and the company goes on to perform on a multiyear basis, the results can be truly spectacular. These are what we refer to as our durable growth stocks. Furthermore, we also benefit from avoiding short-term stories and by having the intellectual honesty to recognize when the investment case has changed or we were wrong—and then taking remedial action and selling. Running a diversified portfolio—currently 209 issuers—is instrumental in this. The recent debacle at Volkswagen (as yet, there has been no direct portfolio impact) shows that the art of stock picking is alive and, further, that examination of corporate governance standards should be integral to the process.

OUTLOOK

Despite having just reported on a negative period, I leave you with a slightly tepid outlook. This summer’s Chinese “growth scare” and the uncertainty surrounding market policy has left sentiment fragile despite October’s rally. Corporate earnings appear to be underperforming real economies, which here in the West, still feel robust. Markets have a bifurcated feel to them: the weak (Brazil and Russia) and weakening (China) economies as well as the dysfunctional sectors of energy and resources are arguably cheap; defensive sectors and those that face the currently “virtuous” developed market consumers feel richly valued. While some areas are very cheap, emerging markets in aggregate are not so. Meanwhile, the valuation base off of which our universe as a whole trades remains slightly elevated, with the last observation of 15.7 times earnings, above the average of 14.6. (See International Discovery Fund: P/E Ratio Next Fiscal Year on pages 4 and 5.)

Therefore, the triple signals I look for—sentiment, valuations, and growth and inflation expectations—are all flashing yellow. They are not unfavorable enough to make us outright sellers—the lack of yield everywhere and still ultra-accommodative monetary policy make that a fool’s game—but they are worrisome enough to make us feel comfortable with higher-than-normal cash positions and to stick with the quality and durability that has served shareholders well in both the ebb and flow of market cycles.

Thank you for your ongoing trust and support.

Respectfully submitted,

Justin Thomson
Chairman of the Investment Advisory Committee

November 17, 2015

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Fair value pricing: If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors. This value may differ from the value the fund receives upon sale of the securities.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Initial public offering: The first sale of stock to the public by a formerly private company.

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investments trusts: Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/15
Victrex, United Kingdom	1.2%
Eurofins Scientific, France	1.1
Axiare Patrimonio Socimi, Spain	1.0
Playtech, United Kingdom	1.0
Partners Group Holding, Switzerland	0.9
Norma, Germany	0.9
Jupiter Fund Management, United Kingdom	0.9
Wirecard, Germany	0.9
Abcam, United Kingdom	0.8
Ambu, Denmark	0.8
Ted Baker, United Kingdom	0.8
DCC, Ireland	0.8
Fisher & Paykel Healthcare, New Zealand	0.8
Hikari Tsushin, Japan	0.8
Nippon Seiki, Japan	0.8
MercadoLibre, Argentina	0.8
Investec, United Kingdom	0.7
Paypoint, United Kingdom	0.7
Pacific Textiles, Hong Kong	0.7
Sanwa Holdings, Japan	0.7
Fujitec, Japan	0.7
Amadeus IT Holding, Spain	0.7
Brenntag, Germany	0.7
Grifols, Spain	0.7
Fufeng, China	0.7
Total	20.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.8%		
Common Stocks 0.8%		
MercadoLibre (USD) (1)	330,200	32,482
Total Argentina (Cost $33,183)		32,482
AUSTRALIA 2.8%		
Common Stocks 2.8%		
BT Investment Management	2,940,656	23,713
Cochlear	312,779	19,846
Greencross	3,012,475	13,301
Myob (2)	4,118,226	9,665
SAI Global	3,191,679	9,995
Sims Metal Management	1,501,328	10,538
TFS	14,725,475	18,368
Veda	7,551,190	14,113
Total Australia (Cost $112,758)		119,539
BRAZIL 0.9%		
Common Stocks 0.9%		
BR Malls Participacoes	1,938,300	5,629
Brasil Brokers Participacoes (3)	9,933,800	3,864
Iguatemi Empresa de Shopping Centers	1,092,100	6,037
Multiplus	966,400	8,605
OdontoPrev	2,782,500	7,129
Totvs	588,000	5,210
Total Brazil (Cost $60,851)		36,474
CANADA 0.7%		
Common Stocks 0.7%		
Computer Modelling	730,400	6,926
Descartes Systems (2)	711,900	12,456
Pure Technologies (1)	512,400	2,179

DENMARK 0.8%		
Common Stocks 0.8%		
Ambu, B Shares	1,271,921	34,454
Total Denmark (Cost $7,080)		34,454
EGYPT 0.7%		
Common Stocks 0.7%		
Edita Food Industries, GDR (USD) (2)	416,992	7,899
Edita Food Industries, GDR (USD) (2)(5)	476,915	9,061
Integrated Diagnostics Holdings (USD) (2)	2,092,006	11,539
Total Egypt (Cost $23,218)		28,499
FINLAND 0.5%		
Common Stocks 0.5%		
Huhtamaki	485,131	17,083
Rapala	1,238,914	6,421
Total Finland (Cost $20,886)		23,504
FRANCE 3.8%		
Common Stocks 3.8%		
Altran Technologies	1,542,936	19,212
Biomerieux	109,862	12,764
Edenred	860,935	15,778
Eurofins Scientific	130,852	47,309
Gecina	160,119	20,452
Havas	1,489,219	12,904
Mersen	911,658	17,109
Spie (2)	793,065	13,419
Total France (Cost $134,422)		158,947

GERMANY 5.8%		
Common Stocks 5.2%		
Aixtron (1)(2)	2,658,026	16,928
Brenntag	471,219	28,472
CTS Eventim	659,722	25,822
Norma	763,493	39,164
Scout24 Holding (2)	532,290	17,853
Stabilus (2)	662,135	25,456
Takkt	750,602	13,954
Tele Columbus (1)(2)	1,054,562	9,754
Tele Columbus, Rights,11/16/15 (1)(2)	1,054,562	4,001
Wirecard	699,580	36,101
		217,505
Preferred Stocks 0.6%		
Sartorius	117,466	26,559
		26,559
Total Germany (Cost $146,013)		244,064
HONG KONG 1.3%		
Common Stocks 1.3%		
Convenience Retail Asia	20,012,000	9,424
Pacific Textiles	20,705,000	29,440
Samsonite International	6,079,000	17,933
Total Hong Kong (Cost $33,068)		56,797
INDIA 4.2%		
Common Stocks 4.2%		
Blue Dart Express	213,760	24,813
CRISIL	446,692	13,311
Cummins India	1,075,320	17,723
Cyient	2,574,316	21,072

Emami	1,578,772	25,952
Info Edge India	953,348	10,990
Ipca Laboratories	1,344,441	16,111
SH Kelkar, Lock-Up Shares (2)	1,555,520	4,285
TTK Prestige	275,688	18,803
Yes Bank	2,030,859	23,389
Total India (Cost $105,147)		176,449

INDONESIA 0.7%

Common Stocks 0.7%

Mayora Indah	9,189,733	18,331
Surya Citra Media	54,552,400	11,585
Total Indonesia (Cost $26,339)		29,916

IRELAND 1.3%

Common Stocks 1.3%

DCC (GBP)	413,129	33,109
Paddy Power	186,001	21,501
Total Ireland (Cost $18,734)		54,610

ITALY 1.1%

Common Stocks 1.1%

Banca Generali	612,736	18,904
Moncler	989,596	15,952
Yoox Net-A-Porter (2)	416,644	14,104
Total Italy (Cost $27,961)		48,960

JAPAN 21.2%

Common Stocks 21.2%

Air Water	1,412,000	23,036
Ashikaga Holdings	6,168,600	27,603

Bank of the Ryukyus	1,282,700	18,250
Chugoku Marine Paints	3,409,000	24,265
Credit Saison	1,022,300	20,925
Daiichikosho	519,400	17,240
Fujitec (1)	2,714,300	29,343
Fujitsu General	1,550,000	19,361
Hikari Tsushin	433,600	32,940
Invincible Investment	40,798	24,165
Japan Securities Finance	4,538,300	24,348
Jin	205,400	7,557
Kadokawa Dwango	987,800	12,677
Kakaku.com (1)	806,300	15,056
Koito Manufacturing	552,800	20,871
Mabuchi Motor	394,700	19,358
Message	161,800	3,989
METAWATER	1,247,400	27,062
Miraca Holdings	351,000	15,595
Musashi Seimitsu Industry	1,060,400	21,404
Nabtesco	729,400	14,607
Nakanishi	439,200	14,973
NHK Spring	1,231,600	12,515
Nifco	634,900	24,424
Nihon Parkerizing	2,811,800	24,972
Nikkiso	2,147,900	17,261
Nippon Ceramic (1)	979,700	14,402
Nippon Kayaku	1,116,000	11,622
Nippon Seiki	1,575,000	32,936
Nippon Soda	3,148,000	24,293
Nissan Chemical Industries	911,600	22,533
Obara Group	551,200	23,031
Oiles	641,480	10,172
Press Kogyo (3)	6,401,400	27,337
Sanwa Holdings	3,651,100	29,348
Seria	348,500	14,765
Skylark (1)	1,547,300	20,055

Sumitomo Seika Chemicals	3,264,000	22,714
Taiyo Holdings	364,600	12,468
Temp Holdings	1,653,300	24,629
Tokyo Tatemono	1,018,900	12,603
UACJ (1)	9,412,000	18,208
Unipres	221,300	5,019
USHIO	1,230,200	16,870
VT Holdings	3,762,100	23,119
Yellow Hat	711,900	15,646
Total Japan (Cost $791,020)		895,567

MALAYSIA 0.3%

Common Stocks 0.3%

Bursa Malaysia	6,308,300	12,412
Total Malaysia (Cost $14,858)		12,412

MEXICO 0.8%

Common Stocks 0.8%

Concentradora Fibra Danhos	4,267,900	9,955
Credito Real	4,837,815	11,423
Grupo Lala	4,735,800	12,096
Total Mexico (Cost $31,782)		33,474

NETHERLANDS 1.6%

Common Stocks 1.6%

Aalberts Industries	611,297	19,821
Imcd	633,779	23,695
Intertrust (2)	633,081	12,510
Kendrion	544,738	13,107
Total Netherlands (Cost $61,247)		69,133

NEW ZEALAND 0.8%		
Common Stocks 0.8%		
Fisher & Paykel Healthcare	6,263,498	32,955
Total New Zealand (Cost $10,968)		32,955
NORWAY 0.6%		
Common Stocks 0.6%		
XXL	2,523,883	26,928
Total Norway (Cost $24,184)		26,928
RUSSIA 0.4%		
Common Stocks 0.4%		
Mail.Ru, GDR (USD) (2)	835,268	16,261
Total Russia (Cost $21,929)		16,261
SOUTH KOREA 4.3%		
Common Stocks 4.3%		
AfreecaTV (3)	824,348	18,186
Binggrae	165,404	9,903
CJ CheilJedang	53,003	16,200
Eo Technics	199,770	17,329
GS Retail	319,938	16,061
Interpark	952,920	18,041
Korean Reinsurance	1,486,377	17,649
LEENO Industrial	188,415	7,203
LIG Nex1 (2)	237,043	19,462
LIG Nex1, Lock-Up Shares, Acquisition Date: 9/21/15 Cost $4,913 (2)(6)	75,186	5,864
Osstem Implant (2)	308,347	17,961
S&T Motiv	256,664	16,312
Total South Korea (Cost $161,551)		180,171

SPAIN 3.1%

Common Stocks 3.0%		
Amadeus IT Holding, A Shares	673,545	28,661
Axiare Patrimonio Socimi	3,016,203	43,109
Baron de Ley (2)	100,324	10,218
Grifols	523,990	24,284
Laboratorios Farmaceuticos Rovi	1,300,474	19,558
		125,830
Preferred Stocks 0.1%		
Grifols, B Shares	115,110	3,998
		3,998
Total Spain (Cost $81,726)		129,828

SWEDEN 2.5%

Common Stocks 2.5%		
Avanza Holding Bank	655,488	25,719
Byggmax	1,633,518	13,209
Indutrade	243,756	11,619
Lindab International	1,767,900	11,982
Nibe Industrier, B Shares	515,576	16,551
Thule	1,348,331	16,663
Vostok New Ventures, GDR (2)	1,447,311	9,190
Total Sweden (Cost $92,219)		104,933

SWITZERLAND 3.6%

Common Stocks 3.6%		
Dksh Holding	412,121	25,087
Dufry (2)	203,540	23,781
Luxoft Holding (USD) (2)	354,700	23,637
Partners Group Holding	110,933	40,104
Sfs	255,148	16,452

Tecan	186,026	25,331
Total Switzerland (Cost $121,442)		154,392
TAIWAN 0.7%		
Common Stocks 0.7%		
Addcn Technology	1,212,900	11,691
PChome Online	1,627,075	18,121
Total Taiwan (Cost $17,881)		29,812
THAILAND 1.1%		
Common Stocks 1.1%		
BEC World	18,445,000	16,335
CPN Retail Growth Leasehold Property Fund	9,533,200	4,689
Major Cineplex	28,203,700	24,582
Total Thailand (Cost $43,818)		45,606
UNITED ARAB EMIRATES 0.5%		
Common Stocks 0.5%		
Air Arabia	53,046,609	19,488
Total United Arab Emirates (Cost $14,626)		19,488
UNITED KINGDOM 17.5%		
Common Stocks 17.5%		
3I Group	2,951,155	22,753
Abcam	3,780,892	34,960
Auto Trader (2)	3,488,448	20,857
Booker	3,691,565	10,579
DFS Furniture (2)	5,071,169	25,234
Direct Line Insurance	3,353,508	20,362
Ebiquity (3)	5,471,307	11,935
Exova	7,978,065	18,269

Flybe (2)(3)	12,482,717	16,479
Hays	10,475,458	22,718
Huntsworth	9,785,114	5,698
Intermediate Capital	2,241,008	19,525
Investec	3,779,316	31,524
IP (2)	5,201,119	19,034
IQE (1)(2)(3)	64,785,075	24,750
Jupiter Fund Management	5,333,040	36,949
Just Eat (2)	1,840,850	12,062
LivaNova (USD) (2)	133,700	8,862
LivaNova, London Shares (USD) (2)	207,602	13,608
Majestic Wine	2,061,299	10,707
Optimal Payments (2)	4,579,006	21,396
Oxford Instruments	2,162,804	17,310
Paypoint (1)	2,036,931	31,057
Pets At Home	5,164,955	22,933
Playtech	3,107,467	40,964
Polypipe	4,854,903	23,550
Rathbone Brothers	422,035	14,690
Spirax Sarco Engineering	324,757	15,208
Ted Baker	715,251	33,346
Victrex (1)	1,741,725	49,535
Volution	7,086,514	17,701
WANdisco (1)(2)(3)	1,868,987	3,673
Xaar (1)	1,702,836	13,413
Xchanging	9,659,931	25,007
YouGov (3)	9,210,065	20,800
Total United Kingdom (Cost $633,341)		737,448

VIETNAM 0.3%

Common Stocks 0.3%

Saigon Securities	13,901,899	14,833
Total Vietnam (Cost $13,178)		14,833

SHORT-TERM INVESTMENTS 5.8%		
Money Market Funds 5.8%		
T. Rowe Price Reserve Investment Fund, 0.10% (3)(7)	246,387,000	246,387
Total Short-Term Investments (Cost $246,387)		246,387
SECURITIES LENDING COLLATERAL 2.7%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 2.7%		
Short-Term Funds 2.7%		
T. Rowe Price Short-Term Reserve Fund, 0.08% (3)(7)	11,205,637	112,056
Total Investments through Securities Lending Program with JPMorgan Chase Bank		112,056
Total Securities Lending Collateral (Cost $112,056)		112,056
Total Investments in Securities 102.1% of Net Assets (Cost $3,614,584)		**$ 4,312,151**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) All or a portion of this security is on loan at October 31, 2015-- total value of such securities at period-end amounts to $109,087. See Note 3.

(2) Non-income producing

(3) Affiliated Company

(4) China A shares held through the QFII are subject to certain restrictions. See Note 3.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $9,061 and represents 0.2% of net assets.

(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $5,864 and represents 0.1% of net assets.

(7) Seven-day yield

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,614,584)	$ 4,312,151
Foreign currency (cost $1,756)	1,757
Dividends receivable	7,207
Receivable for investment securities sold	6,706
Receivable for shares sold	4,371
Cash	100
Other assets	42,803
Total assets	4,375,095
Liabilities	
Obligation to return securities lending collateral	112,056
Payable for investment securities purchased	19,219
Investment management fees payable	3,679
Payable for shares redeemed	1,491
Due to affiliates	196
Other liabilities	16,748
Total liabilities	153,389
NET ASSETS	**$ 4,221,706**
Net Assets Consist of:	
Undistributed net investment income	$ 28,104
Accumulated undistributed net realized gain	120,204
Net unrealized gain	697,217
Paid-in capital applicable to 75,929,340 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	3,376,181
NET ASSETS	**$ 4,221,706**
NET ASSET VALUE PER SHARE	**$ 55.60**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 10/31/15
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $4,930)	$ 75,388
Securities lending	1,333
Interest (net of foreign taxes of $2)	5
Other	8
Total income	76,734
Expenses	
Investment management	40,917
Shareholder servicing	4,782
Prospectus and shareholder reports	351
Custody and accounting	842
Registration	164
Legal and audit	119
Directors	19
Miscellaneous	51
Total expenses	47,245
Net investment income	29,489
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	199,992
Foreign currency transactions	(1,778)
Net realized gain	198,214
Change in net unrealized gain / loss	
Securities	21,072
Other assets and liabilities denominated in foreign currencies	(162)
Change in net unrealized gain / loss	20,910
Net realized and unrealized gain / loss	219,124
INCREASE IN NET ASSETS FROM OPERATIONS	$ 248,613

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2015, the fund realized $15,779,000 of net gain on $45,109,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2015, totaled $6,146,000 for the year ended October 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 23% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through the Shanghai-Hong Kong Stock Connect program (Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2015, the value of loaned securities was $109,087,000; the value of cash collateral and related investments was $112,056,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,783,605,000 and $1,472,765,000, respectively, for the year ended October 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized for tax purposes as follows:

At October 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2015, the fund had no deferred tax liability attributable to foreign securities and $2,582,000 of foreign capital loss carryforwards that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2015, expenses incurred pursuant to these service agreements were $123,000 for Price Associates; $1,228,000 for T. Rowe Price Services, Inc.; and $420,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2015, the fund was allocated $159,000 of Spectrum Funds’ expenses, of which $109,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2015, approximately 5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 10/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$28,878,000 from short-term capital gains

●	$207,323,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $46,132,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $61,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $60,648,000 and foreign taxes paid of $3,646,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[179]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank North
[179]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[179]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[179]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[179]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[179]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[179]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[179]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[179]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[179]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[179]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[125]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012); Investment Consultant–
Middle East and North Africa Investment Team,
International Finance Corporation–The World
Bank Group (to 2010)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, intern,
T. Rowe Price (to 2010)

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly, Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director–
EMEA Macroeconomic Research and Strategy
(to 2012); Independent Financial Advisor,
Global Source (to 2010)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Laurent Delgrande (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Fidelity International Limited (to 2014)

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Employee, T. Rowe Price; formerly, student,
Vice President	Tuck School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alastair M. Gilmour (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Trader, James
Caird Asset Management (to 2011)

Joel Grant (1978)	Vice President, T. Rowe Price; formerly, Analyst,
Vice President	Fidelity International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to
2012); Equity Specialist Technology, ICAP PLC
(to 2010)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, JP Morgan Asset Management
(to 2013)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Senior
Portfolio Manager, Australian Equities (to 2010)

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012); Private Equity Associate–Financial
Services, Stone Point Capital (to 2010)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price and T. Rowe Price
Treasurer and Vice President	Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price International;
Vice President	formerly, student, The Wharton School,
University of Pennsylvania (to 2013); Summer
Investment Analyst, T. Rowe Price International
(2012); Analyst, Asset & Resource Management
Limited (to 2012); Analyst, Vetiva Capital
Management Limited (to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International;
Vice President	formerly, Analyst, Mirae Asset Global
Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Consultant, Wells Fargo
(to 2008)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,366,000 and $2,159,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2015